                                                                   EXHIBIT 10.10




                  ASSIGNMENT OF CONTRACT OF PURCHASE AND SALE


THE STATE OF MISSISSIPPI          )
                                  )        KNOW ALL MEN BY THESE PRESENTS
COUNTY OF JACKSON                 )

         THIS ASSIGNMENT OF CONTRACT OF PURCHASE AND SALE ("Assignment"), is entered and executed by and between HOST FUNDING, INC., a Maryland corporation ("Assignor"), and CROSSHOST, INC., a Maryland corporation ("Assignee").

                              W I T N E S S E T H:

         Assignor has heretofore entered into that certain Contract of Purchase and Sale (as same may have been from time to time amended, the "Contract"), dated effective as of May 24, 1996, between Assignor, as purchaser, and Ocean Springs Hotel Company, a Mississippi corporation, as seller, covering property situated in Jackson County, Mississippi, and more particularly described in the Contract.

         Assignee desires to purchase from Assignor, and Assignor desires to sell and assign to Assignee, the Contract.

         NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants herein set forth, together with the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which by Assignor are hereby confessed and acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to the Contract, and all of the rights benefits and privileges of the purchaser thereunder, but subject to all terms, conditions, reservations and limitations set forth in the Contract.

         TO HAVE AND TO HOLD all and singular the Contract unto Assignee, its successors and assigns, and Assignor does hereby bind itself and its successors and assigns, to WARRANT and FOREVER DEFEND all and singular the Contract unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim same, or any part thereof, by, through or under Assignor, but not otherwise.

         It is specifically agreed that Assignor shall not be responsible to the seller under the Contract for the discharge and performance of any and all duties and obligations to be performed and/or discharged by the purchaser thereunder after the date hereof. By accepting this Assignment and by its execution hereof, Assignee covenants and agrees to indemnify, save and hold harmless Assignor from and against any and all loss, liability, claims or causes of action existing in favor of or asserted by the seller under the Contract arising out of or relating to Assignee's failure to perform any of the obligations of the purchaser under the Contract after the date hereof.

         Assignor covenants and warrants to Assignee that: (a) Assignor is the lawful owner and holder of all of the right, title and interest of the purchaser in and to the Contract; (b) such right, title and interest is free from all liens, security interest, and other encumbrances of all kinds; (c) the Contract is in full force and effect and to the best of Assignor's actual knowledge, no default (nor any event which with notice or lapse of time or both could cause a default) has occurred under the Contract; and (d) Assignor warrants such rights, title, and interests in and to the Contract to Assignee against all adverse claims.

         All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment effective as of the 13 day of September, 1996.



                                    ASSIGNOR:
                                    --------

                                    HOST FUNDING, INC.,
                                    a Maryland corporation

                                    By:       /s/ MICHAEL S. MCNULTY
                                       ------------------------------------
                                             Michael S. McNulty, President

                                    ASSIGNEE:
                                    --------

                                    CROSSHOST, INC.,
                                    a Maryland corporation


                                             By:   /s/ MICHAEL S. MCNULTY
                                                -------------------------------
                                                 Michael S. McNulty, President

APPROVED AND CONSENTED TO
this 13 day of September, 1996.


OCEAN SPRINGS HOTEL COMPANY,
a Mississippi corporation



By:    /s/ CHARLES BLAND
   --------------------------------------

Name:   CHARLES BLAND
     ------------------------------------

Title:  PRESIDENT
      -----------------------------------





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